NOTICE OF SOLICITED TENDERS
                              BY TEXAS UTILITIES COMPANY
                     OF PREFERRED STOCK AND DEPOSITARY SHARES OF
                           TEXAS UTILITIES ELECTRIC COMPANY

          List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

          ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE BANK OF NEW YORK, THE DEPOSITARY. NOTICE MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213, CONFIRMATION NUMBER 212-815-6173. ENCLOSE ADDITIONAL PAGES AS NEEDED.



                   ALL SERIES OF PREFERRED STOCK OTHER THAN $6.375
                     SERIES, $6.98 SERIES AND ADJUSTABLE A SERIES


                     BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES
                                   $1.50 PER SHARE
    --------------------------------------------------------------------------
                                          NUMBER OF       DTC
          BENEFICIAL                        SHARES    PARTICIPANT   VOI TICKER
            OWNERS           SERIES        TENDERED      NUMBER       NUMBER
    --------------------------------------------------------------------------
     Beneficial Owner #1
     Beneficial Owner #2
     Beneficial Owner #3
     Beneficial Owner #4
     Beneficial Owner #5
    --------------------------------------------------------------------------



                      BENEFICIAL OWNERS OF 2,500 OR MORE SHARES
                                   $1.00 PER SHARE
    --------------------------------------------------------------------------
                                          NUMBER OF       DTC
          BENEFICIAL                        SHARES    PARTICIPANT   VOI TICKER
            OWNERS           SERIES        TENDERED      NUMBER       NUMBER
    ---------------------------------------------------------------------------
     Beneficial Owner #1
     Beneficial Owner #2
     Beneficial Owner #3
     Beneficial Owner #4
     Beneficial Owner #5
    --------------------------------------------------------------------------




                            $6.375 SERIES AND $6.98 SERIES


                     BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES
                                   $0.50 PER SHARE
      -----------------------------------------------------------------------
                                          NUMBER OF       DTC
          BENEFICIAL                        SHARES    PARTICIPANT   VOI TICKER
            OWNERS           SERIES        TENDERED      NUMBER       NUMBER
      ------------------------------------------------------------------------
     Beneficial Owner #1
     Beneficial Owner #2
     Beneficial Owner #3
     Beneficial Owner #4
     Beneficial Owner #5
     -------------------------------------------------------------------------


                      BENEFICIAL OWNERS OF 2,500 OR MORE SHARES
                                   $0.50 PER SHARE
     -------------------------------------------------------------------------
                                          NUMBER OF       DTC
          BENEFICIAL                        SHARES    PARTICIPANT   VOI TICKER
            OWNERS           SERIES        TENDERED      NUMBER       NUMBER
    --------------------------------------------------------------------------
     Beneficial Owner #1
     Beneficial Owner #2
     Beneficial Owner #3
     Beneficial Owner #4
     Beneficial Owner #5
     -------------------------------------------------------------------------


                                  DEPOSITARY SHARES

                     BENEFICIAL OWNERS OF LESS THAN 10,000 SHARES
                                   $0.375 PER SHARE
     -------------------------------------------------------------------------
                                          NUMBER OF       DTC
          BENEFICIAL                        SHARES    PARTICIPANT   VOI TICKER
            OWNERS           SERIES        TENDERED      NUMBER       NUMBER
    --------------------------------------------------------------------------
     Beneficial Owner #1
     Beneficial Owner #2
     Beneficial Owner #3
     Beneficial Owner #4
     Beneficial Owner #5
    --------------------------------------------------------------------------


                      BENEFICIAL OWNERS OF 10,000 OR MORE SHARES
                                   $0.25 PER SHARE
     -------------------------------------------------------------------------
                                          NUMBER OF       DTC
          BENEFICIAL                        SHARES    PARTICIPANT   VOI TICKER
            OWNERS           SERIES        TENDERED      NUMBER       NUMBER
    --------------------------------------------------------------------------
     Beneficial Owner #1
     Beneficial Owner #2
     Beneficial Owner #3
     Beneficial Owner #4
     Beneficial Owner #5
     -------------------------------------------------------------------------

          All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

          The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

      ___________________             _______________________________
      Printed Firm Name               Address

      ___________________             _____________________________
      Authorized Signature            Area Code and Telephone Number


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                             SPECIAL PAYMENT INSTRUCTIONS

           Issue check to:

           Name _________________________________________________________

                                 (Please Print)

           Address_______________________________________________________

           ______________________________________________________________

                                  (Include Zip Code)

           _______________________________________________________________
                   (Taxpayer Identification or Social Security No.)

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